                                                                    Exhibit 99.2

                               ARDENT BEHAVIORAL

     The following table sets forth summary historical financial and operating data of Ardent Behavioral for, or as of the end of, each of the years ended December 31, 2002, 2003 and 2004 and each of the three months ended March 31, 2004 and 2005. The summary historical financial data as of and for each of the years ended December 31, 2002, 2003 and 2004 were derived from the audited combined financial statements of Ardent Behavioral included elsewhere in this offering memorandum. The summary historical financial data as of and for the three months ended March 31, 2004 and 2005 were derived from the unaudited condensed combined financial statements of Ardent Behavioral included elsewhere in this offering memorandum. These unaudited condensed combined financial statements include all adjustments necessary (consisting of normal recurring accruals) for a fair presentation of the financial position and the results of operations for these periods. Operating results for the three months ended March 31, 2005 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2005.

                                                                               THREE MONTHS
                                              YEAR ENDED DECEMBER 31,        ENDED MARCH 31,
                                           ------------------------------   ------------------
                                             2002       2003       2004       2004      2005
                                           --------   --------   --------   --------   -------
                                                         (DOLLARS IN THOUSANDS)
INCOME STATEMENT DATA:
Revenue..................................  $241,909   $267,568   $294,282   $ 73,134   $79,908
  Costs and expenses:
  Salaries and benefits..................   134,340    148,392    167,926     41,294    44,447
  Other operating expenses(1)............    65,646     68,469     74,606     18,210    18,298
  Provision for doubtful accounts........     5,990      6,227      7,245      2,080     2,553
  Depreciation and amortization..........     2,203      2,501      3,664        619     1,199
  Interest, net..........................     8,481      4,940      2,854      1,749      (932)
  Other expenses(2)......................    17,243     11,637     16,483      4,259     3,192
                                           --------   --------   --------   --------   -------
     Total expenses......................   233,903    242,166    272,778     68,211    68,757
                                           --------   --------   --------   --------   -------
Income from continuing operations before
  income taxes...........................  $  8,006   $ 25,402   $ 21,504   $  4,923   $11,151
                                           ========   ========   ========   ========   =======
Net income...............................  $  7,814   $ 18,266   $ 15,739   $  3,101   $ 7,058
                                           ========   ========   ========   ========   =======
BALANCE SHEET DATA (END OF PERIOD):
Cash and cash equivalents................        --   $  1,822   $  2,671         --     2,354
Working capital..........................        --     29,407     31,900         --    35,953
Property and equipment, net..............        --     76,562     83,355         --    83,465
Total assets.............................        --    210,814    234,291         --   242,473
Total debt...............................        --         --         --                   --
Total equity.............................        --    171,216    191,071         --   198,129
OTHER FINANCIAL DATA:
Capital expenditures.....................  $  6,425   $  8,528   $ 10,457   $    814   $ 1,309
Net cash provided by (used in) continuing
  operating activities...................    13,737     22,050     18,065       (468)    5,512
Adjusted EBITDA(3).......................    35,933     44,480     50,750     11,015    14,610

                                                                               THREE MONTHS
                                              YEAR ENDED DECEMBER 31,        ENDED MARCH 31,
                                           ------------------------------   ------------------
                                             2002       2003       2004       2004      2005
                                           --------   --------   --------   --------   -------
OPERATING DATA:
Number of facilities.....................        19         20         20         20        20
  Owned..................................        19         20         20         20        20
  Leased.................................        --         --         --         --        --
Number of licensed beds..................     1,840      1,986      1,993      1,993     1,981
Admissions...............................    31,456     33,474     37,162      9,497     9,982
Patient days.............................   455,828    481,317    514,069    126,872   136,540
Average length of stay...................        14         14         14         13        14

---------------

(1) Other operating expenses include professional fees, supplies expense, rent expense and other operating expenses. Rent expense was $3,229, $3,502, $3,564, $881 and $775 for each of the years ended December 31, 2002, 2003 and 2004 and the three months ended March 31, 2004 and 2005, respectively.

(2) Other expenses include: (a) for the year ended December 31, 2002, impairment of long-lived assets and restructuring costs of $78; (b) for the years ended December 31, 2002 and 2003, a gain on divestitures of $1,208 and $618, respectively; (c) for the three months ended March 31, 2004 and 2005 and the years ended December 31, 2002, 2003 and 2004, management fees paid to Ardent of $4,259, $3,192, $18,373, $12,255 and $16,483, respectively.

(3) EBITDA is a non-GAAP financial measure and is defined as net income before discontinued operations, interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure defined as EBITDA as adjusted for the other items. These other items may occur in future periods, but the amounts recognized can vary significantly from period to period and do not directly relate to ongoing operations of our health care facilities. Our management relies on EBITDA and Adjusted EBITDA as the primary measures to review and assess the operating performance of our inpatient facilities and their management teams. We believe it is useful to investors to provide disclosures of our operating results on the same basis as that used by management. Management and investors also review EBITDA and Adjusted EBITDA to evaluate our overall performance and to compare our current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and Adjusted EBITDA in isolation or as substitutes for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because EBITDA and Adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies. The following are the components of EBITDA and Adjusted EBITDA for each of the years ended December 31, 2002, 2003 and 2004 and the three months ended March 31, 2004 and 2005:

                                                                       THREE MONTHS
                                         YEAR ENDED DECEMBER 31,      ENDED MARCH 31,
                                       ---------------------------   -----------------
                                        2002      2003      2004      2004      2005
                                       -------   -------   -------   -------   -------
                                                   (DOLLARS IN THOUSANDS)
Net income...........................  $ 7,814   $18,266   $15,739   $ 3,101   $ 7,058
Discontinued operations, net of
  taxes..............................   (1,880)   (1,543)   (2,394)     (135)     (101)
Provision for income taxes...........    2,072     8,679     8,159     1,957     4,194
Interest, net........................    8,481     4,940     2,854     1,749      (932)
Depreciation and amortization........    2,203     2,501     3,664       619     1,199
                                       -------   -------   -------   -------   -------
EBITDA...............................   18,690    32,843    28,022     7,291    11,418
Other:
  Management fees paid to Ardent.....   18,373    12,255    16,483     4,259     3,192
  Medicaid program payment
     adjustments for prior years at
     Fox Run Hospital................       --        --     6,245      (535)       --
  Gain on divestitures...............   (1,208)     (618)       --        --        --
  Impairment of long-lived assets and
     restructuring costs.............       78        --        --        --        --
                                       -------   -------   -------   -------   -------
Adjusted EBITDA......................  $35,933   $44,480   $50,750   $11,015   $14,610
                                       =======   =======   =======   =======   =======